UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                Pursuant To Sec
            tion 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      November 7, 2007 (October 15, 2007).

                               HOME DIRECTOR, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-12284                   52-2143430
          --------                   ---------                   ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


          900 E. Hamilton Avenue, Suite 550, Campbell, California 95008
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (480) 559-3100
                                                           --------------


           1475 S. Bacon Avenue, Suite 210, Campbell, California 95008
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

This Form 8-K and other reports filed by Home Director, Inc., a Delaware corporation (the "Registrant"), from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.



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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On October 15, 2007, the Registrant entered into an Investor Relations Agreement (the "Agreement") with American Capital Ventures, Inc., a Florida corporation (the "Consultant"), for an initial term of 6 months (the "Initial Term"), and renewable thereafter for successive 6 month periods (each, a "Successive Term"), pursuant to which, in consideration of the services to be rendered by the Consultant during the Initial Term, the Registrant is to (i) immediately issue the Consultant 150,000 shares of its unregistered common stock, par value $0.01 per share (the "Common Stock"); (ii) pay a monthly cash fee of $4,000; and (iii) reimburse the Consultant for all actual travel or other out-of-pocket expenses reasonably incurred (the "Expenses"), with any Expenses in excess of $500 to be submitted to the Registrant for pre-approval. Thereafter, in consideration of the services to be rendered by the Consultant during each Successive Term, if any, the Registrant is to (i) issue the Consultant 75,000 shares of its unregistered Common Stock within 10 days of the start of such a Successive Term; (ii) pay a monthly cash fee of $4,000; and
(iii) reimburse the Consultant for all reasonable Expenses incurred.

This transaction was made in reliance on the exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering inasmuch as the shares issuable to the Consultant were offered without any form of general solicitation or general advertising and the Consultant had effective access to the information registration would otherwise provide.

The foregoing discussion is qualified in its entirety by reference to the Agreement, a copy of which is attached as an exhibit to this Current Report.



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits

Exhibit             Description
-------             ------------------------------------------------------------

10.1 Investor Relations Agreement by and between Home Director, Inc. and American Capital Ventures, Inc., dated October 15, 2007.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2007
                                               HOME DIRECTOR, INC.


                                         By:   /s/ Daryl Stemm
                                               -----------------------
                                               Daryl Stemm
                                               Chief Financial Officer



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